Exhibit 99.1

WhiteHorse Finance, Inc. Announces Second Quarter 2015 Earnings Results

NEW YORK, NY, August 5, 2015 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended June 30, 2015.

Second Quarter 2015 Summary Highlights

•	Continued to optimize the portfolio, increasing the weighted average effective yield to 11.7% from 11.4% in the prior quarter
•	Net investment income increased 47.4% year-over-year, and 10.4% over 1Q15, to $5.9 million
•	Second quarter net investment income of $0.393 per share
•	Second quarter distribution of $0.355 per share

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer commented, “Our team’s ongoing emphasis on optimizing our portfolio has resulted in an increase to our effective yield, rising to 11.7% during the second quarter. This resulted from investing in higher yielding loans while cycling out of lower yielding investments. In the second quarter, our net investment income exceeded our quarterly distribution, which has remained consistent since our IPO in late 2012. We believe that our efforts will continue to achieve results in the second half of 2015, supported by our affiliation with H.I.G. Capital as we seek to source new high quality investments to further optimize our portfolio.”

Portfolio and Investment Activity

As of June 30, 2015, the fair value of WhiteHorse Finance’s investment portfolio was $387.5 million, compared with $391.3 million as of March 31, 2015. The portfolio at June 30, 2015 consisted of 32 positions across 26 companies with an average investment size of $12.1 million and a weighted average effective yield of 11.7%. The majority of the portfolio was comprised of senior secured loans and more than 96% of these loans were variable-rate investments (indexed to LIBOR) with interest rate floors, which should continue to position the portfolio well for a potential rising interest rate environment.

For the three months ended June 30, 2015, WhiteHorse Finance invested $31.2 million across three portfolio companies. The Company continued to be highly selective with the deployment of capital into new investments. Gross proceeds from sales and repayments totaled $35.6 million for the quarter, which was in line with the Company’s expectations. The increase in the weighted average effective yield was the result of investing in assets with above average yields, while optimizing the portfolio through the sales of lower yielding assets.

Results of Operations

For the three months ended June 30, 2015, net investment income was $5.9 million, compared with $4.0 million for the same period in the prior year, representing an increase of 47.4%.

For the three months ended June 30, 2015, WhiteHorse Finance reported realized and unrealized losses on investments of $0.1 million. This compares with realized and unrealized gains on investments of $1.0 million for the three months ended June 30, 2014.

WhiteHorse Finance reported a net increase in net assets of $5.8 million for the three months ended June 30, 2015, which compares with $5.0 million for the three months ended June 30, 2014.

WhiteHorse Finance’s NAV was $225.2 million, or $15.03 per share, as of June 30, 2015, as compared with $224.8 million, or $15.00 per share, reported as of March 31, 2015.

Liquidity and Capital Resources

As of June 30, 2015, WhiteHorse Finance had cash and cash equivalents of $27.3 million, as compared with $17.6 million as of March 31, 2015, inclusive of restricted cash. As of June 30, 2015, the Company had $49.5 million of undrawn capacity under its revolving credit facility.

Distributions

On May 19, 2015, the Company declared a distribution of $0.355 per share for the quarter ended June 30, 2015, consistent for the eleventh consecutive quarter since the Company’s IPO. The distribution was payable on July 2, 2015 to shareholders of record as of June 19, 2015.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its first quarter results at 10:00 am ET on Wednesday, August 5, 2015. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID# 84043776. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through August 12, 2015. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID# 84043776. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with approximately $19 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

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Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

Contacts

WhiteHorse Finance, Inc.

Jay Carvell, 214-855-2999

jcarvell@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 212-506-0500

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

(Financial Tables Follow)

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	June 30, 2015	December 31, 2014
	(Unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$367,296	$383,500
Non-controlled affiliate company investments	20,200	20,000
Total investments, at fair value (amortized cost $385,375 and $401,062, respectively)	387,496	403,500

Cash and cash equivalents	19,388	11,647
Restricted cash and cash equivalents	7,936	4,495
Interest receivable	3,042	2,702
Deferred financing costs	4,237	4,004
Prepaid expenses and other receivables	192	494
Total assets	$422,291	$426,842

Liabilities
Credit facility	$100,500	$105,500
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,319
Management fees payable	5,442	5,006
Accounts payable and accrued expenses	787	659
Total liabilities	197,048	201,484

Commitments and contingencies

Net assets
Common stock, 14,982,857 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,731	228,731
Accumulated overdistributed net investment income	(5,336)	(5,918)
Accumulated realized gains on investments	349	728
Accumulated unrealized appreciation on investments	1,484	1,802
Total net assets	225,243	225,358
Total liabilities and total net assets	$422,291	$426,842

Number of shares outstanding	14,982,857	14,982,857
Net asset value per share	$15.03	$15.04

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Investment income
From non-controlled/non-affiliate company investments
Interest income	$10,696	$8,350	$21,207	$16,207
Fee income	724	668	824	1,061
From non-controlled affiliate company investments
Dividend income	742	—	1,402	—
Total investment income	12,162	9,018	23,433	17,268

Expenses
Interest expense	1,703	1,386	3,373	2,741
Base management fees	2,132	1,781	4,252	3,568
Performance-based incentive fees	1,472	982	2,805	1,132
Administrative service fees	314	359	643	684
General and administrative expenses	655	620	1,140	1,607
Total expenses, before fees waived	6,276	5,128	12,213	9,732
Base management fees waived	—	(103)	—	(447)
Total expenses, net of fees waived	6,276	5,025	12,213	9,285
Net investment income	5,886	3,993	11,220	7,983

Realized and unrealized gains (losses) on investments
Net realized losses
Non-controlled/non-affiliate company investments	(296)	—	(379)	—
Net realized losses	(296)	—	(379)	—
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	(40)	1,024	(518)	3,404
Non-controlled affiliate company investments	200	—	200	—
Net change in unrealized appreciation (depreciation)	160	1,024	(318)	3,404
Net realized and unrealized (losses) gains on investments	(136)	1,024	(697)	3,404
Net increase in net assets resulting from operations	$5,750	$5,017	$10,523	$11,387

Per Common Share Data
Basic and diluted earnings per common share	$0.38	$0.34	$0.70	$0.76
Dividends and distributions declared per common share	$0.36	$0.36	$0.71	$0.71
Basic and diluted weighted average common shares outstanding	14,982,857	14,982,857	14,982,857	14,982,793

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

June 30, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments

Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50%	11.50%	6/27/19	$14,850	$14,850	$14,791	6.57%
	(1.00% Floor)
Consumer Finance
Golden Pear Funding III, LLC(7)
Second Lien Secured Term Loan	L+10.25%	11.25%	6/25/20	25,000	24,709	24,750	10.99
	(1.00% Floor)
Second Lien Secured Revolving Loan	L+10.25%	11.25%	6/25/20	2,500	2,442	2,475	1.10
	(1.00% Floor)
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(5)	10.50%	9/30/18	9,500	9,360	9,500	4.22

Sigue Corporation
Second Lien Secured Term Loan	L+10.00%	11.00%	12/27/18	25,000	24,623	24,950	11.08
	(1.00% Floor)
				62,000	61,134	61,675	27.39
Data Processing & Outsourced Services
Future Payment Technologies, L.P.
Second Lien Secured Term Loan	L+12.00%	13.00%	12/31/18	36,077	35,014	36,149	16.05
	(1.00% Floor)	(2.00% PIK)
Diversified Support Services
Expert Global Solutions, Inc.
Second Lien Secured Term Loan	L+11.00%	12.50%	10/3/18	7,500	7,430	7,455	3.31
	(1.50% Floor)
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00%	11.00%	9/30/17	7,998	7,793	7,958	3.53
	(2.00% Floor)
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25%	7.50%	8/16/19	11,790	11,612	10,022	4.45
	(1.25% Floor)
				27,288	26,835	25,435	11.29

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

June 30, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	$9,850	$9,597	$9,830	4.36%
	(1.00% Floor)
Food Retail
Crews of California, Inc.
First Lien Secured Term Loan	L+11.00%	12.00%	11/20/19	15,093	14,785	15,183	6.74
	(1.00% Floor)	(1.00% PIK)
First Lien Secured Revolving Loan	L+11.00%	12.00%	11/20/19	1,501	1,402	1,510	0.67
	(1.00% Floor)	(1.00% PIK)
First Lien Secured Delayed Draw Term Loan	L+11.00%	12.00%	11/20/19	5,008	4,910	5,038	2.24
	(1.00% Floor)	(1.00% PIK)
				21,602	21,097	21,731	9.65
Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	P+12.50%	15.75%	3/15/18	11,438	11,286	11,518	5.11
	(3.25% Floor)	(3.00% PIK)
First Lien Secured Revolving Loan	P+12.50%	15.75%	3/15/18	—	(22)	—	—
	(3.25% Floor)	(3.00% PIK)
P2 Newco Acquisition, Inc. (6)
Second Lien Secured Term Loan	L+8.50%	9.50%	10/22/21	6,000	5,949	5,958	2.65
	(1.00% Floor)
				17,438	17,213	17,476	7.76
Health Care Facilities
Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25%	10.25%	6/30/19	42,130	41,462	42,046	18.67
	(1.00% Floor)
Grupo HIMA San Pablo, Inc.
First Lien Secured Term Loan	L+7.00%	8.50%	1/31/18	14,663	14,487	14,663	6.51
	(1.50% Floor)
Second Lien Secured Term Loan	N/A(5)	13.75%	7/31/18	1,000	966	997	0.44
				57,793	56,915	57,706	25.62
Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00%	13.50%	4/24/19	17,992	17,686	18,064	8.02
	(0.50% Floor)
First Lien Secured Revolving Loan	P+12.00%	15.25%	4/24/19	—	—	—	—
	(3.25% Floor)
				17,992	17,686	18,064	8.02
Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50%	10.50%	2/14/16	16,091	16,116	16,091	7.14
	(2.00% Floor)
Integrated Telecommunication Services
Securus Technologies Holdings, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	9,090	9,057	8,881	3.94
	(1.25% Floor)

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

June 30, 2015

(in thousands)

Investment Type(1)	Spread Above Index(2)	Interest Rate(3)	Maturity Date	Principal Amount	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets

Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	$9,125	$9,051	$8,623	3.83%
	(1.00% Floor)
Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50%	8.75%	4/15/20	13,000	12,843	11,882	5.27
	(1.25% Floor)
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25%	8.25%	8/7/19	1,985	2,021	1,772	0.79
	(1.00% Floor)
				14,985	14,864	13,654	6.06
Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+10.50%	11.50%	4/29/21	17,750	17,826	17,644	7.83
	(1.00% Floor)
The Pay-O-Matic Corp.
First Lien Secured Term Loan	L+11.00%	12.00%	3/31/18	10,000	9,814	9,970	4.43
	(1.00% Floor)
				27,750	27,640	27,614	12.26
Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+9.00% (1.25% Floor)	10.25%	7/1/20	18,000	17,816	18,072	8.02

Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(4) (6) (7)
First Lien Secured Term Loan	N/A(5)	10.00%	6/30/17	2,906	2,938	2,906	1.29

Trucking
Fox Rent A Car, Inc.
Second Lien Secured Term Loan	L+12.00%	12.19%	10/31/19	7,500	7,432	7,538	3.35

Total Debt Investments				370,337	365,255	366,236	162.60

Equity Investments

Diversified Support Services
Constellation Health, LLC Warrants (6)	N/A	N/A	3/31/18	—	—	790	0.35

Food Retail
Crews of California, Inc. Warrants (6)	N/A	N/A	12/31/24	—	—	163	0.07
Nicholas & Associates, LLC Warrants (6)	N/A	N/A	12/31/24	—	—	31	0.01
Pinnacle Management Group, LLC Warrants (6)	N/A	N/A	12/31/24	—	—	59	0.03
RC3 Enterprises, LLC Warrants (6)	N/A	N/A	12/31/24	—	—	17	0.01
				—	—	270	0.12
Specialized Finance
NMFC Senior Loan Program I LLC Units (6)(7)(8)	N/A	N/A	6/10/19	—	20,120	20,200	8.97

Total Equity Investments					20,120	21,260	9.44

Total Investments				$370,337	$385,375	$387,496	172.03%

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(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and provide collateral for the Company’s credit facility.

(2)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) or the Prime Rate (“P”), which resets monthly, quarterly or semiannually.

(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.

(4)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(5)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(6)	Investment does not provide collateral for the Company’s credit facility.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represent 82% of total assets.

(8)	Investment is a non-controlled affiliate investment as defined by the 1940 Act.

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